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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                     ----------------------------------


                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): NOVEMBER 30, 2005


                            ANGELICA CORPORATION
             (Exact name of Company as specified in its charter)


            MISSOURI                      1-5674                43-0905260
  (State or other jurisdiction          (Commission          (I.R.S. Employer
        of incorporation)              File Number)         Identification No.)

      424 SOUTH WOODS MILL ROAD
       CHESTERFIELD, MISSOURI                                   63017-3406
(Address of principal executive offices)                        (Zip Code)


                               (314) 854-3800
              (Company's telephone number, including area code)


                               NOT APPLICABLE
        (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On November 30, 2005, Angelica Corporation (the "Company") entered into a Second Amended and Restated Loan Agreement with LaSalle Bank National Association and other third party lenders ("Amended Loan Agreement"). The Amended Loan Agreement, which expires in 2010, increased the amount that may be borrowed by the Company under a secured revolving line of credit to $150 million, a portion of which may be borrowed as short-term loans as part of a risk-participated swingline facility.

                  Borrowings under the Amended Loan Agreement will be secured by a first priority security interest in substantially all existing and after-acquired assets (both real and personal as necessary to provide full availability) of the Company and each of its subsidiaries, together with all products and proceeds therefrom. The Amended Loan Agreement contains various administrative covenants that are ordinary and customary for similar credit facilities. The Amended Loan Agreement also includes financial covenants, including requirements for the Company to comply on a consolidated basis with a maximum ratio of funded indebtedness to earnings before interest, taxes, depreciation and amortization (EBITDA), a minimum fixed charges coverage ratio, a minimum level of net worth, and a minimum asset coverage ratio.

                  As of November 30, 2005, the Company had $94,700,000 outstanding under its revolving credit facility. The annual fees and interest rates to be charged in connection with the credit facility and the outstanding principal balance are variable based upon the Company's consolidated leverage ratios.

                  The foregoing summary is qualified in its entirety by the Amended Loan Agreement, a copy of which is filed as Exhibit 99 to this Current Report on Form 8-K.

ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION.

                  See Item 1.01, which is incorporated by reference herein.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) The following exhibit is filed as part of this report:

         Exhibit Number                     Description
         --------------                     -----------

                  99 Second Amended and Restated Loan Agreement dated November 30, 2005, among Angelica Corporation, LaSalle Bank National Association, as Administrative Agent, and LaSalle and the Other Lenders listed on the signature page hereto.


                                  *   *   *



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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2005

                                             ANGELICA CORPORATION



                                             By:    /s/ Steven L. Frey
                                                -------------------------------
                                                Steven L. Frey, Vice President
                                                and General Counsel




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                                EXHIBIT INDEX


         Exhibit Number                     Description
         --------------                     -----------

                  99 Second Amended and Restated Loan Agreement dated November 30, 2005, among Angelica Corporation, LaSalle Bank National Association, as Administrative Agent, and LaSalle and the Other Lenders listed on the signature page hereto.







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